JPMorgan Funds - JPMorgan Trust II
Rule 10f-3 Transactions
For the period from July 1, 2016 to December 31, 2016

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Mid Cap Growth Fund
Trade Date 7/21/2016
Issuer Patheon N.V. (PTHN) IPO
CUSIP/ Sedol N6865W10
Shares 473,100
Offering Price $21.00
Spread $1.16
Cost $9,935,100
Dealer Executing Trade Morgan Stanley and Company
% of Offering* 6.54%
Syndicate J.P. Morgan/Morgan Stanley/Jefferies/UBS Investment Bank/Credit Suisse/Evercore ISI/Wells Fargo Securities/Baird/Piper Jaffray/Raymond James/William Blair/KeyBanc Capital Markets/Leerink Partners
Fund JPMorgan Mid Cap Growth Fund
Trade Date 8/10/2016
Issuer Acadia Pharmaceuticals Inc. (ACAD) Secondary)
CUSIP/ Sedol 00422510
Shares 292,400
Offering Price $33.00
Spread $1.98
Cost $9,649,200
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 10.44%
Syndicate J.P. Morgan/Goldman, Sachs & Co./BofA Merrill Lynch/Cowen and Company/Piper Jaffray/Needham & Company
Fund JPMorgan Small Cap Growth Fund
Trade Date 09/09/16
Issuer Evolent Health Inc. (EVH) Secondary
CUSIP/ Sedol 30050B10
Shares 60,200
Offering Price  $22.50
Spread $0.96
Cost $1,354,500
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 1.15%
Syndicate J.P. Morgan/Goldman, Sachs & Co./Wells Fargo Securities/William Blair/Suntrust Robinson Humphrey/Allen & Company LLC/Cowen and Company/Leerink Partners
Fund JPMorgan Small Cap Growth Fund
Trade Date 09/09/16
Issuer Sage Therapeutics, Inc. (SAGE) Secondary
CUSIP/ Sedol 78667J10
Shares 25,500
Offering Price  $39.75
Spread $2.385
Cost $1,013,625
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 0.83%
Syndicate J.P. Morgan/Goldman, Sachs & Co./Cowen and Company/Leerink Partners/Canaccord Genuity/William Blair
Fund JPMorgan Small Cap Growth Fund
Trade Date 09/22/16
Issuer e.l.f. Beauty, Inc. (ELF) IPO
CUSIP/ Sedol 26856L10
Shares 69,100
Offering Price  $17.00
Spread $1.19
Cost $1,174,700
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 1.68%
Syndicate J.P. Morgan/Morgan Stanley/Piper Jaffray/Wells Fargo Securities/William Blair/Cowen and Company/BMO Capital Mrakets/Stifel/SunTrust Robinson Humphrey
Fund JPMorgan Small Cap Value Fund
Trade Date 09/23/16
Issuer Valvoline Inc. (VVV) IPO
CUSIP/ Sedol 92047W10
Shares 42,800
Offering Price  $ 22.00
Spread $1.155
Cost $941,600
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 0.88%
Syndicate BofA Merrill Lynch/Citigroup/Morgan Stanley/Deutsche Bank Securities/Goldman, Sachs & Co./J.P.Morgan/Scotiabank/BTIG/Mizuho Securities/PNC Capital Markets LLC/SunTrust Robinson Humphrey
Fund JPMorgan Small Cap Growth Fund
Trade Date 09/30/16
Issuer Nutanix, Inc. (NTNX) IPO
CUSIP/ Sedol 67059N10
Shares 172,400
Offering Price  $16.00
Spread $1.12
Cost $2,758,400
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 4.32%
Syndicate Goldman, Sachs & Co./Morgan Stanley/J.P. Morgan/Baird/Needham & Company/Oppenseimer & Co./Pacific Crest Securities/Piper Jaffray/Raymond James/Stifel/William Blair
Fund JPMorgan Small Cap Growth Fund
Trade Date 10/06/16
Issuer COUPA SOFTWARE INC
CUSIP/ Sedol 22266L10
Shares 70,700
Offering Price  $18.00
Spread $1.26
Cost $1,272,600
Dealer Executing Trade Morgan Stanley And Co LLC
% of Offering* 3.27%
Syndicate MS,BARC,JPM,RBC
Fund JPMorgan Small Cap Value Fund
Trade Date 10/07/16
Issuer CAMPING WORLD HOLDINGS INC-A
CUSIP/ Sedol 13462K10
Shares 42,900
Offering Price  $ 22.00
Spread $1.46
Cost $943,800
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 1.47%
Syndicate GS,BofA,CS,JPM
Fund JPMorgan Large Cap Growth Fund
Trade Date 10/14/16
Issuer MERCADOLIBRE INC
CUSIP/ Sedol 58733R10
Shares 380,900
Offering Price  $168.00
Spread $2.69
Cost $63,991,200
Dealer Executing Trade Morgan Stanley And Co LLC
% of Offering* 6.29%
Syndicate MS,JPM
Fund JPMorgan Small Cap Growth Fund
Trade Date 10/20/16
Issuer IRHYTHM TECHNOLOGIES INC
CUSIP/ Sedol 45005610
Shares 59,700
Offering Price  $17.00
Spread $1.19
Cost $1,014,900
Dealer Executing Trade Morgan Stanley And Co LLC
% of Offering* 2.69%
Syndicate JPM,MS
Fund JPMorgan Small Cap Value Fund
Trade Date 10/28/16
Issuer ACUSHNET HOLDINGS CORP
CUSIP/ Sedol 00509810
Shares 58,600
Offering Price  $17.00
Spread $0.98
Cost $996,200
Dealer Executing Trade Morgan Stanley And Co LLC
% of Offering* 8.56%
Syndicate JPM,MS,UBS,NOMURA,WF,CS, DAIWA,DB,JEFFERIES, MS,

JPMorgan Funds - JPMorgan Trust II
Rule 10f-3 Transactions
For the period from July 1, 2016 to December 31, 2016

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Mid Cap Growth Fund
Trade Date 7/21/2016
Issuer Patheon N.V. (PTHN) IPO
CUSIP/ Sedol N6865W10
Shares 473,100
Offering Price $21.00
Spread $1.16
Cost $9,935,100
Dealer Executing Trade Morgan Stanley and Company
% of Offering* 6.54%
Syndicate J.P. Morgan/Morgan Stanley/Jefferies/UBS Investment Bank/Credit Suisse/Evercore ISI/Wells Fargo Securities/Baird/Piper Jaffray/Raymond James/William Blair/KeyBanc Capital Markets/Leerink Partners
Fund JPMorgan Mid Cap Growth Fund
Trade Date 8/10/2016
Issuer Acadia Pharmaceuticals Inc. (ACAD) Secondary)
CUSIP/ Sedol 00422510
Shares 292,400
Offering Price $33.00
Spread $1.98
Cost $9,649,200
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 10.44%
Syndicate J.P. Morgan/Goldman, Sachs & Co./BofA Merrill Lynch/Cowen and Company/Piper Jaffray/Needham & Company
Fund JPMorgan Small Cap Growth Fund
Trade Date 09/09/16
Issuer Evolent Health Inc. (EVH) Secondary
CUSIP/ Sedol 30050B10
Shares 60,200
Offering Price  $22.50
Spread $0.96
Cost $1,354,500
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 1.15%
Syndicate J.P. Morgan/Goldman, Sachs & Co./Wells Fargo Securities/William Blair/Suntrust Robinson Humphrey/Allen & Company LLC/Cowen and Company/Leerink Partners
Fund JPMorgan Small Cap Growth Fund
Trade Date 09/09/16
Issuer Sage Therapeutics, Inc. (SAGE) Secondary
CUSIP/ Sedol 78667J10
Shares 25,500
Offering Price  $39.75
Spread $2.385
Cost $1,013,625
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 0.83%
Syndicate J.P. Morgan/Goldman, Sachs & Co./Cowen and Company/Leerink Partners/Canaccord Genuity/William Blair
Fund JPMorgan Small Cap Growth Fund
Trade Date 09/22/16
Issuer e.l.f. Beauty, Inc. (ELF) IPO
CUSIP/ Sedol 26856L10
Shares 69,100
Offering Price  $17.00
Spread $1.19
Cost $1,174,700
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 1.68%
Syndicate J.P. Morgan/Morgan Stanley/Piper Jaffray/Wells Fargo Securities/William Blair/Cowen and Company/BMO Capital Mrakets/Stifel/SunTrust Robinson Humphrey
Fund JPMorgan Small Cap Value Fund
Trade Date 09/23/16
Issuer Valvoline Inc. (VVV) IPO
CUSIP/ Sedol 92047W10
Shares 42,800
Offering Price  $ 22.00
Spread $1.155
Cost $941,600
Dealer Executing Trade Citigroup Global Markets Inc.
% of Offering* 0.88%
Syndicate BofA Merrill Lynch/Citigroup/Morgan Stanley/Deutsche Bank Securities/Goldman, Sachs & Co./J.P.Morgan/Scotiabank/BTIG/Mizuho Securities/PNC Capital Markets LLC/SunTrust Robinson Humphrey
Fund JPMorgan Small Cap Growth Fund
Trade Date 09/30/16
Issuer Nutanix, Inc. (NTNX) IPO
CUSIP/ Sedol 67059N10
Shares 172,400
Offering Price  $16.00
Spread $1.12
Cost $2,758,400
Dealer Executing Trade Morgan Stanley and Company LLC
% of Offering* 4.32%
Syndicate Goldman, Sachs & Co./Morgan Stanley/J.P. Morgan/Baird/Needham & Company/Oppenseimer & Co./Pacific Crest Securities/Piper Jaffray/Raymond James/Stifel/William Blair
Fund JPMorgan Small Cap Growth Fund
Trade Date 10/06/16
Issuer COUPA SOFTWARE INC
CUSIP/ Sedol 22266L10
Shares 70,700
Offering Price  $18.00
Spread $1.26
Cost $1,272,600
Dealer Executing Trade Morgan Stanley And Co LLC
% of Offering* 3.27%
Syndicate MS,BARC,JPM,RBC
Fund JPMorgan Small Cap Value Fund
Trade Date 10/07/16
Issuer CAMPING WORLD HOLDINGS INC-A
CUSIP/ Sedol 13462K10
Shares 42,900
Offering Price  $ 22.00
Spread $1.46
Cost $943,800
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering* 1.47%
Syndicate GS,BofA,CS,JPM
Fund JPMorgan Large Cap Growth Fund
Trade Date 10/14/16
Issuer MERCADOLIBRE INC
CUSIP/ Sedol 58733R10
Shares 380,900
Offering Price  $168.00
Spread $2.69
Cost $63,991,200
Dealer Executing Trade Morgan Stanley And Co LLC
% of Offering* 6.29%
Syndicate MS,JPM
Fund JPMorgan Small Cap Growth Fund
Trade Date 10/20/16
Issuer IRHYTHM TECHNOLOGIES INC
CUSIP/ Sedol 45005610
Shares 59,700
Offering Price  $17.00
Spread $1.19
Cost $1,014,900
Dealer Executing Trade Morgan Stanley And Co LLC
% of Offering* 2.69%
Syndicate JPM,MS
Fund JPMorgan Small Cap Value Fund
Trade Date 10/28/16
Issuer ACUSHNET HOLDINGS CORP
CUSIP/ Sedol 00509810
Shares 58,600
Offering Price  $17.00
Spread $0.98
Cost $996,200
Dealer Executing Trade Morgan Stanley And Co LLC
% of Offering* 8.56%
Syndicate JPM,MS,UBS,NOMURA,WF,CS, DAIWA,DB,JEFFERIES, MS,